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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ______________


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________



        Date of Report (Date of earliest event reported): March 2, 2000



                               CuraGen Corporation
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             (Exact name of registrant as specified in its charter)


   Delaware                         0-23223                       06-1331400
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(State or other                  (Commission                    (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


                        555 Long Wharf Drive, 11th Floor
                          New Haven, Connecticut 06511
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 401-3330



                               Page 1 of 5 pages
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ITEM 5. OTHER EVENTS.

     On March 2, 2000, CuraGen Corporation announced that its Board of Directors had approved a two-for-one split of the Company's common stock payable to stockholders in the form of a stock dividend. On Thursday, March 30, 2000, stockholders of record will receive one additional share of CuraGen's common stock for every share each shareholder owns at the close of business on March 15, 2000. CuraGen common stock will begin trading on a split-adjusted basis on Friday, March 31, 2000. The information contained in such press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits.

     99.1   The Registrant's Press Release dated March 2, 2000.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CURAGEN CORPORATION
                                   (Registrant)



Date:  March 3, 2000               By: /s/ David M. Wurzer
                                       ---------------------------------------
                                       David M. Wurzer
                                       Executive Vice President, Treasurer and
                                       Chief Financial Officer



                               Page 3 of 5 pages
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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                         Sequential
Number              Description                                 Page Number
-------             -----------                                 -----------

99.1                The Registrant's Press Release                   5
                    dated March 2, 2000.


                               Page 4 of 5 pages